UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2007

CARVER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13007	13-3904147
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

75 West 125th Street, New York, NY 10027-4512
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 876-4747

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d)           On June 25, 2007, the Board of Directors of Carver Bancorp, Inc. approved the transfer of the listing of its common stock from the American Stock Exchange LLC to the NASDAQ Stock Market LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARVER BANCORP, INC.

By:	/s/ Deborah C. Wright
Deborah C. Wright
Chairman & Chief Executive Officer

Dated:  June 29, 2007